VIA EDGAR

November 12, 2013

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Funds Group Trust
File	Nos. 33-70958/811-8104

Ladies and Gentlemen:

On behalf of Touchstone Funds Group Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors that risk/return summary information as supplemented, dated October 24, 2013, to the Prospectus dated January 30, 2013, for the Touchstone Merger Arbitrage Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated October 24, 2013 (Accession No. 0001104659-13-077618) in XBRL for the Fund.

If you have any questions about this matter please contact Elizabeth Freeman at 617-248-3631.

Very truly yours,

TOUCHSTONE FUNDS GROUP TRUST

/s/Jill McGruder

Jill McGruder

President